Exhibit 10.9

AMENDMENT NO. 2 TO MANUFACTURING SERVICES AGREEMENT

This Amendment No. 2 (the “Amendment”) is made as of May ___, 2016 (“to that certain Manufacturing Services Agreement by and between Gamida Cell Ltd. (“Client”) and Lonza Walkersville, Inc. (“Lonza”) effective as of February 8, 2016 (as amended, the “Agreement”).  Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to them in the Agreement.

WHEREAS, Lonza and Client entered the Agreement effective as of February 8, 2016; and

WHEREAS, Lonza and Client desire to amend the Agreement.

NOW THEREFORE, in consideration of the above premises and the mutual covenants herein set forth, the Parties hereto agree as follows:

1.	Section 1.29 is hereby deleted in its entirety and replaced with the following:

“Quality Agreement” means the Quality Agreement entered into by the Parties before June 30, 2016 (or such other date to be agreed by the Parties) relating to a Product.

2.	Remainder of Agreement. Except as modified by this Amendment, all other terms and provisions of the Agreement shall remain in full force and effect in accordance with their terms.

3.
Entire Agreement.  This Amendment and the Agreement supersede all other prior agreements, understandings, representations and warranties, oral or written between the parties hereto in respect of the subject matter hereof.

4.
Counterparts; Delivery.  This Amendment may be executed in any number of counterparts, each of which shall for all purposes be deemed an original and all of which shall constitute the same instrument.  Delivery of an executed signature page of this Amendment by facsimile or other electronic transmission shall be as effective as delivery of an original executed counterpart of this Amendment.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective authorized representatives effective as of the date first above written.

LONZA WALKERSVILLE, INC.	GAMIDA CELL LTD.

By:	/s/ Kyle W. Keese	By:	/s/ Naftali Brikashvili

Name:	Kyle W. Keese	Name:	Naftali Brikashvili

Title:	Sr. Site Director	Title:	CFO